AGREEMENT FOR LEGAL SERVICES

      THIS AGREEMENT for legal services made this 24th day of April, 1997, by and between:

                           ANDORA, PALMISANO & GEANEY

                           A Professional Corporation
                         303 Molnar Drive, P.O. Box 431
                       Elmwood Park, New Jersey 07407-0431
                     hereinafter referred to as "Attorneys",

                                       and

                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                             Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07662

                                       and

                             INTERCHANGE STATE BANK
                              A Banking Corporation
                             Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07662
                      hereinafter referred to as "Clients".

      IN CONSIDERATION of the mutual promises, covenants and undertakings contained herein the Attorneys and the Clients agree as follows:

1. RETAINER

      Clients hereby retain the services of Attorneys to act as its corporate counsel for the term and compensation as outlined herein.

2. TERM

      The Attorneys shall be retained by Clients until the next annual reorganization meeting of Clients.

3. COMPENSATION

      The Clients shall pay the Attorneys for services rendered as corporate counsel an annual retainer of NINETY-FIVE THOUSAND DOLLARS ($95,000.00) payable in equal monthly installments on the first day of each and every month commencing the first day of the month following the execution of this Agreement. Clients shall, in addition to the annual retainer, pay to the Attorneys all out-of-pocket expenses, filing fees, or disbursements made by the Attorneys on

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Clients' behalf. Clients shall, in addition to the payment of the annual retainer and all costs, pay to the Attorneys a legal fee based on the rate per hour as shown on Schedule A for all legal services provided to Clients by the Attorney which are "legal services rendered in addition to those rendered as corporate counsel." Such fees and costs shall be billed by Attorneys to clients on a thirty-day basis and Clients shall pay all bills within five (5) days after each monthly Board of Director's meeting of the Clients.

4. DEFINITIONS

      The following words and phrases shall have the following meanings:

         A. "Legal services rendered as corporate counsel" shall mean and include all of the following types of legal work:

            1. Except as hereinafter set forth in subparagraph B, document review and drafting of documents on behalf of the Clients including, but not limited to: leases, notes, contracts, mortgages, commitment letters, disclosure statements, modifications, extensions and legal agreements not related to third-party borrowers, except residential mortgage reviews.

            2. Providing legal advice required in the usual course of Clients' business including compliance analysis.

            3. Attendance at Board of Director's and Shareholders' Meetings other than as a Director.

            4.    Advice regarding levies and executions

            5. Preparation of annual SEC 10K, 10Q and "ordinary" proxy filings.

         B. "Legal services rendered in addition to those rendered as general corporate counsel" shall mean and include, but not be limited to, all of the following types of legal work which shall be billed on an hourly basis:

            1.    Litigation in which Clients are named as defendants.

            2. Litigation or other proceedings in which Clients and another person or agency (i.e., Small Business Administration) specially retain Attorney. The hourly rate for such legal services shall be specifically agreed upon by Clients, the agency, and Attorneys.

            3. Foreclosure litigation, including lien protection litigation in any Court including the Bankruptcy Court.

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            4.    Regulatory or administrative law proceedings including but not limited to Department of Banking, zoning agencies, N.L.R.B., F.D.I.C., OAL, and Tax Court.

            5. Loan reviews and closings, including modifications and extensions thereof, except that the fee shall be based upon $250.00 per hour plus costs and such fee shall not exceed 1/2% of the principal amount of the loan plus costs but in no event shall such fee be less than $250.00.

            6.    Closings in which the bank is a buyer or seller.

            7. SEC Filings other than annual 10K, 10Q or "ordinary" proxy filings.

            8.    Mergers and Acquisitions.

            9. All other legal services not specifically set forth in Paragraph 4A.

5. BINDING EFFECT

      This agreement shall be binding upon and shall inure to the benefit of the parties' successors or assigns.

6. NO ASSIGNMENT

      This agreement shall not be assigned or sublet without the express written consent of the parties.

7. LAW APPLICABLE

      This agreement shall be governed by the laws of the State of New Jersey.

8. SEVERABILITY

      In the event any clause, section or paragraph of this agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of this Agreement.

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      IN WITNESS WHEREOF the parties have hereunto signed this agreement the date first above written.

                                                  INTERCHANGE STATE BANK

ATTEST:


/s/Benjamin Rosenzweig                            /s/ Anthony S. Abbate
------------------------------                    -----------------------------
Benjamin Rosenzweig, Secretary                    Anthony S. Abbate, President

                                                  INTERCHANGE FINANCIAL SERVICES
                                                      CORPORATION

ATTEST:

/s/Benjamin Rosenzweig                            /s/ Anthony S. Abbate
------------------------------                    -----------------------------
Benjamin Rosenzweig, Secretary                    Anthony S. Abbate, President

ATTEST:                                           ANDORA, PALMISANO & GEANEY

/s/John P. Palmisano,                             /s/ Anthony D. Andora
----------------------------                      -----------------------------
John P. Palmisano, Secretary                      Anthony D. Andora, President


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                                   SCHEDULE A

      The hourly rates contained herein are subject to change on the anniversary dates of the Agreement of Legal Services.

      Schedule A, reviewed and approved at Annual Reorganization Meeting on April 24, 1997.


                  Anthony D. Andora                  $200.00 per hour

                  John P. Palmisano                  $200.00 per hour

                  John F. Geaney                     $200.00 per hour

                  Other Partners and
                  Senior Associates                  $175.00 per hour

                  Other Associates                   $150.00 per hour